Exhibit 99.1

NEWS RELEASE

ValvolineTM Completes Acquisition of Time-It Lube

Purchase of Time-It Lube’s 28 quick-lube locations will complement existing base of Valvoline Instant Oil ChangeSM company-owned stores

February 3, 2017

LEXINGTON, Ky. - Valvoline Inc. (NYSE: VVV) today said it has completed the previously announced acquisition of the business assets related to 28 quick-lube stores from Time-It Lube LLC and Time-It Lube of Texas, LP (together, “Time-It Lube”).

The addition of Time-It Lube will expand the presence of the Valvoline Instant Oil ChangeSM network -- currently consisting of more than 1,076 company-owned and franchised stores -- in east Texas and marks its entry into Louisiana. Time-It Lube, based in Shreveport, La., was founded in 1987 and currently employs nearly 200 people.

“We’re excited to have Time-It Lube joining Valvoline,” said Sam Mitchell, Valvoline’s chief executive officer. “This acquisition fits well with our growth strategy, further expanding our reach into markets where we previously had little presence. We’ve already been working with the Time-It Lube team and, like Valvoline Instant Oil Change, they are committed to delivering excellent customer service. That’s a great foundation to build on.”

About ValvolineTM
Valvoline Inc. (NYSE: VVV) is a leading worldwide producer and distributor of premium branded automotive, commercial and industrial lubricants, and automotive chemicals. In 2016, it ranked as the #2 quick-lube chain by number of stores and #3 passenger car motor oil brand in the DIY market by volume in the United States. The brand operates and franchises more than 1,070 Valvoline Instant Oil ChangeSM centers in the United States. It also markets ValvolineTM lubricants and automotive chemicals; MaxLifeTM lubricants created for higher-mileage engines, SynPowerTM synthetic motor oil; and ZerexTM antifreeze. Visit www.valvoline.com to learn more.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology.  In addition, Valvoline™ may, from time to time, make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications.  These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s separation from Ashland (the “Separation”), the expected timetable for Ashland’s potential distribution of its remaining Valvoline common stock to Ashland shareholders (the “Stock Distribution”) and Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets; the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products and implement its digital platforms; Valvoline’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Separation; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; Valvoline’s ongoing relationship with Ashland; failure, caused by Valvoline, of Ashland’s Stock Distribution of Valvoline common stock to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions).  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, without limitation, risks and uncertainties affecting Valvoline that are described in its most recent Form 10-K (including in Item 1A Risk Factors and “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements) filed with the SEC, which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this news release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee that the expectations reflected herein will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this news release.  Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this news release and hereafter in Valvoline’s other SEC filings and public communications. You should evaluate all forward-looking statements made by Valvoline in the context of these risks and uncertainties.

TM Trademark, Valvoline or its subsidiaries, registered in various countries
SM Service mark, Valvoline or its subsidiaries, registered in various countries

FOR FURTHER INFORMATION:

Media Relations:
Valerie Schirmer
+1 (859) 357-3235
vschirmer@valvoline.com

Investor Relations:
Sean T. Cornett
+1 (859) 357-2798
scornett@valvoline.com